                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  PRONET INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                  PRONET INC.
                           600 DATA DRIVE, SUITE 100
                               PLANO, TEXAS 75075

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 1995

To the Stockholders of ProNet Inc.

    Notice is hereby given that the Annual Meeting of Stockholders of ProNet Inc., a Delaware corporation (the "Company"), will be held at the Westin Hotel, Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas, 75240, on Thursday, May 25, 1995, at 10:00 a.m., Dallas, Texas time, for the following purposes:

        (a) To elect six directors to hold office until the next Annual Meeting of Stockholders;

        (b) To amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, from 10,000,000 shares to 20,000,000 shares and to increase the number of authorized shares of Preferred Stock, par value $1.00 per share, from 1,000,000 to 5,000,000 shares;

        (c) To consider and act upon a proposal to adopt the Company's 1995 Long-Term Incentive Plan and reserve 1,000,000 shares of the Company's Common Stock for issuance thereunder; and

        (d) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

    The close of business on April 10, 1995, has been fixed by the Board of Directors as the record date for the Annual Meeting. Only stockholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof, notwithstanding the transfer of any stock on the books of the Company after such record date.

    A Proxy Statement, Proxy Card and Annual Report on the Company's operations during the fiscal year ended December 31, 1994, accompany this notice.

    It is important that your shares be represented at the Annual Meeting. Therefore, if you do not expect to attend in person, please sign and date the enclosed Proxy Card and return it in the enclosed envelope. No postage is required. If you attend the Annual Meeting, you will be entitled to vote in person. In any event, a proxy may be revoked at any time before it is exercised.

                                            By Order of the Board of Directors
                                                      MARK A. SOLLS
                                                        SECRETARY

Plano, Texas
April 24, 1995

                                  PRONET INC.
                           600 DATA DRIVE, SUITE 100
                               PLANO, TEXAS 75075

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    This Proxy Statement is furnished to stockholders of ProNet Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Westin Hotel, Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas, 75240, on Thursday, May 25, 1995, at 10:00 a.m., Dallas, Texas time, or at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors solicits your proxy on the enclosed form.

    The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The cost of the solicitation of proxies for this meeting, including the cost of mailing, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, proxies also may be solicited by personal interview, telecopy or telephone by directors, officers, employees and agents of the Company, with no additional compensation to such persons. The Company also may engage the service of others to solicit proxies in person or by telephone or telecopy. The cost of all such additional solicitations, together with the expenses of brokers who at the request of the Company mail proxy material to their customers, will be borne by the Company.

    The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is April 24, 1995.

    The record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on April 10, 1995. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting, notwithstanding any subsequent transfer of any stock on the books of the Company. As of April 10 , 1995, the Company had issued and outstanding and entitled to vote at the Annual Meeting 6,130,021 shares of Common Stock, $.01 par value per share ("Common Stock").

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. Except for the election of directors, any matters to be voted on will be decided by a majority of the shares represented and voting in person or by proxy. Directors will be elected by a plurality of the votes of the shares represented voting in person or by proxy. With respect to the election of directors, votes may be cast in favor or withheld. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the Annual Meeting. Cumulative voting is not permitted in the election of directors.

    Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain "discretionary items" even when they have not received instructions from beneficial owners. Brokers are not permitted to vote (a "broker non-vote") for other "non-discretionary" items without specific instructions from the beneficial owners. Broker non-votes on non-discretionary items will be treated as shares as to which voting power has been withheld by the beneficial owner and, therefore, as shares not entitled to vote on the item as to which there is a broker non-vote. Any stockholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving written notice of such revocation to the Company at or prior to the Annual Meeting, by executing and submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person the shares of stock such stockholder is entitled to vote.

    Proxies in the accompanying form, if properly executed and returned, will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to any of the following matters will be voted as follows: (i) "FOR" the election of the six persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; (ii) "FOR" the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares and to increase the number of authorized shares of preferred stock, par value $1.00 per share ("Preferred Stock"), from 1,000,000 shares to 5,000,000 shares; (iii) "FOR" the adoption of the Company's 1995 Long-Term Incentive Plan and to reserve 1,000,000 shares of the Company's Common Stock for issuance thereunder; and (iv) in accordance with the discretion of the holders of such proxies with respect to any other business that properly comes before the stockholders at the Annual Meeting or any adjournment(s) thereof. The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the Annual Meeting from time to time.

            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as of April 10, 1995, regarding the amount and nature of the beneficial ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of its directors and nominees for director, (iii) each executive officer of the Company named in the Summary Compensation Table below and (iv) all of the Company's directors and executive officers as a group. Except as otherwise noted, the persons named in the table have sole voting and investment power in the shares of Common Stock shown as beneficially owned by such persons.

                                                                               BENEFICIAL OWNERSHIP
                                                                                       AS OF
                                                                                  APRIL 10, 1995
                                                                          -------------------------------
                                                                            NUMBER OF       PERCENT OF
                                                                            SHARES OF       OUTSTANDING
NAME OF BENEFICIAL OWNER                                                   COMMON STOCK    COMMON STOCK
- ------------------------------------------------------------------------  --------------  ---------------
DIRECTORS AND OFFICERS:
  Bo Bernard (1)........................................................       135,136           2.18%
  Thomas V. Bruns (2)...................................................         7,500           *
  Harvey B. Cash (3)....................................................       108,341           1.77
  Jan E. Gaulding (4)...................................................        91,260           1.48
  Edward E. Jungerman (2)...............................................         7,500           *
  Jackie R. Kimzey (5)..................................................       206,061           3.31
  Mark C. Masur (6).....................................................        25,000           *
  Jeffery A. Owens (7)..................................................        68,026           1.10
  David J. Vucina (2)...................................................       110,132           1.76
  All directors and executive officers as a group (10 persons) (8)......       758,956          11.51

- ------------------------
 *   REPRESENTS LESS THAN 1% OF THE SHARES OUTSTANDING

(1) Includes 60,500 shares subject to currently exercisable options or options exercisable within 60 days after the date of this Proxy Statement.

(2)  Represents shares subject to currently exercisable options.

(3) Includes 7,500 shares subject to currently exercisable options and 79,091 shares beneficially owned by Berry Cash Southwest Partnership, of which Mr.
     Cash is a general partner. Mr. Cash shares voting and investment power in the shares beneficially owned by such partnership.

(4) Includes 51,500 shares subject to currently exercisable options or options exercisable within 60 days after the date of this Proxy Statement.

(5) Includes 101,354 shares subject to currently exercisable options or options exercisable within 60 days after the date of this Proxy Statement, and 61,000 shares beneficially owned by Mr. Kimzey's children.

(6) Includes 7,500 shares subject to currently exercisable options and 10,000 shares beneficially owned by Silver Creek Fund of which Mr. Masur is the sole general partner. Mr. Masur has sole voting and investment power in the shares beneficially owned by such partnership.

(7) Includes 51,300 shares subject to currently exercisable options or options exercisable within 60 days after the date of this Proxy Statement.

(8) Includes 404,786 shares subject to currently exercisable options or options exercisable within 60 days after the date of this Proxy Statement.

    Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and beneficial owners of more than ten percent of the Company's Common Stock, to file with the SEC and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of the Company's Common Stock. Copies of such reports are required to be furnished to the Company. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that each of such persons complied with all applicable Section 16(a) filing requirements during 1994.

                             ELECTION OF DIRECTORS

    Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

    Votes authorized by the enclosed proxy will be cast for the six persons named below. If any of such persons are unavailable for election at the date of the Annual Meeting, the stock represented by proxy will be voted for such nominees as the Board of Directors shall designate. There is no family relationship between or among any director, executive officer or person nominated or chosen to become a director or executive officer of the Company. Management at this time has no reason to believe that any of the nominees will be unavailable for election.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

    Thomas V. Bruns, age 62, has been a director of the Company since May 1991. Mr. Bruns has been Chairman of the Board of Zaun Equipment Company, a power equipment distributor, since 1986.

    Harvey B. Cash, age 56, has been a director of the Company since 1982. Mr. Cash was Chairman of the Board of the Company from 1982 until March 1990. Mr. Cash is currently general partner of Berry Cash Southwest Partnership, a venture capital fund. Mr. Cash is a director of Convex Computer Corporation, a computer hardware manufacturer; Aurora Electronics, Inc., an electronics maintenance service company; Cirrus Logic, Inc., a semiconductor manufacturer; and Cyrix Corporation, a semiconductor manufacturer.

    Edward E. Jungerman, age 52, has been a director of the Company since May 1992. Mr. Jungerman has been President of Impulse Telecommunications Corporation, a strategic telecommunications consulting firm, since 1986. He has over 25 years experience in the telecommunications field, including senior executive positions at Northern Telecom, Inc. and private, start-up ventures in the specialized advanced telecommunications services field.

    Jackie R. Kimzey, age 42, is a founder of the Company and has been a director of the Company since 1983. Mr. Kimzey has been Chairman of the Board of the Company since March 1990 and Chief Executive Officer of the Company since May 1983. Mr. Kimzey served as President of the Company from May 1983 until May 1991.

    David J. Vucina, age 41, joined the Company in August 1988 and has been a director of the Company since 1994. Mr. Vucina served as Executive Vice President of the Company and President and Chief Operating Officer of ProNet Medical Communications, the Company's medical communications division until May 1991, at which time he was elected President and Chief Operating Officer of the Company.

    Mark C. Masur, age 41, has been a director of the Company since 1984. Mr. Masur co-founded and since September 1988 has been a general partner of O'Donnell & Masur, a venture capital partnership. Mr. Masur served in various management capacities for InterFirst Venture Corporation in Dallas, Texas and its successor entities from 1982 until September 1988.

RELATED TRANSACTIONS

    Since March 1992, upon management's request, Impulse Telecommunications Corporation ("Impulse") has provided consulting services in the area of personal communications services to the Company. Mr. Jungerman is the President of, and owns a controlling interest in, Impulse. During the last fiscal year, the Company paid Impulse approximately $6,600 for these consulting services, an amount which management believes is fair and reasonable and as favorable to the Company as could have been obtained from a wholly unrelated party.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held seven meetings in 1994. Each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

    The Board of Directors has a Compensation Committee that in 1994 consisted of Messrs. Bruns, Cash, Jungerman, and Masur. The Compensation Committee makes recommendations to the Board of Directors concerning compensation policies and salaries of executive officers. The Compensation Committee also administers the Company's 1987 Stock Option Plan, the 1994 Employee Stock Purchase Plan, and upon approval by the stockholders, the 1995 Long-Term Incentive Plan. The Compensation Committee met once during 1994.

    The Board of Directors has an Audit Committee that in 1994 consisted of Messrs. Cash, Bruns and Masur. The Audit Committee consults with the Company's independent auditors and with personnel from the Company's financial department on corporate accounting and financial reporting matters. The Audit Committee also makes recommendations to the Board of Directors regarding the appointment of independent auditors to serve as auditors for the Company. The Audit Committee met once in 1994.

    The Board of Directors does not have a nominating committee.

    The Company currently has a policy whereby each non-employee director receives a $2,000 annual retainer and $500 for each Board meeting attended. All directors of the Company are reimbursed for traveling costs and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

    On May 22, 1991, the Company granted to Mr. Bruns, as a newly elected non-employee director, an option to purchase 7,500 shares of Common Stock at an exercise price equal to the closing price of the Common Stock as quoted on the NASDAQ National Market System on May 22, 1991. On July 2, 1991, the Company adopted a Non-Employee Director Stock Option Plan which provides for a one-time grant of an option to purchase 7,500 shares of Common Stock of the Company to each non-employee director of the Company who at the time of adoption previously had not received a stock option grant (Messrs. Cash and Masur), and to any subsequent outside director who is elected and begins serving on the Company's Board of Directors on or before July 1, 2001 (Mr. Jungerman). Options granted under this plan may be exercised after the director has completed six months of service as a member of the Board after the date on which the director was granted the option. The exercise price of each option granted under this plan on the effective date of the plan (July 2, 1991) was the closing price of the Company's Common Stock as quoted on the NASDAQ National Market System on such effective date, and the exercise price of subsequently granted options is the closing price of the Company's Common Stock as quoted on the NASDAQ National Market System as of the date the grantee is elected to the Company's Board of Directors.

                               EXECUTIVE OFFICERS

    The executive officers of the Company are as follows:

NAME                                         OFFICE CURRENTLY HELD
- -------------------------------------------  ---------------------------------------------
Jackie R. Kimzey...........................  Chairman of the Board and Chief Executive
                                             Officer
David J. Vucina............................  President, Chief Operating Officer and
                                             Director
Bo Bernard.................................  Executive Vice President
Jan E. Gaulding............................  Senior Vice President, Treasurer and Chief
                                             Financial Officer
Mark A. Solls..............................  Vice President, Secretary and General Counsel
Jeffery A. Owens...........................  Vice President - Engineering

    Mr. Kimzey is currently a director of the Company. See "Election of Directors" above for additional information regarding Mr. Kimzey.

    Mr. Vucina is currently a director of the Company. See "Election of Directors" above for additional information regarding Mr. Vucina.

    Mr. Bernard, age 49, is a founder of the Company. He served as Senior Vice President of the Company from May 1983 until July 1991. In July 1991, he was elected Executive Vice President of the Company. Mr. Bernard is responsible for all marketing activities for the Company.

    Ms. Gaulding, age 40, joined the Company in March 1984 and served as Vice President - Finance, Treasurer and Chief Financial Officer until January 1994 at which time she was elected Senior Vice President, Treasurer and Chief Financial Officer of the Company. Ms. Gaulding served as Secretary of the Company from February 1986 until December 1994. As Chief Financial Officer, Ms. Gaulding has primary responsibility for the Company's financial, treasury, accounting and information systems functions.

    Mr. Solls, age 38, joined the Company in December 1994 as Vice President, Secretary and General Counsel. From February 1993 until joining the Company, Mr. Solls engaged in the private practice of law. From November 1990 until February 1993, Mr. Solls served as Senior Vice President, Secretary and General Counsel of Maxum Health Corp., a provider of medical diagnostic services. From 1988 to 1990, he served as Associate General Counsel for Republic Health Corporation (since renamed OrNda Health Corp.), a hospital management company.

    Mr. Owens, age 41, joined the Company in May 1984 as Vice President - Engineering. Prior to joining the Company, Mr. Owens was a communications system engineer and engineering manager for Motorola Communications and Electronics, Inc. Mr. Owens is responsible for the Company's system engineering and installation operations.

    Officers are appointed by the Board of Directors and serve until their resignation or their respective successors are appointed and qualified by the Board of Directors.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding the compensation of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer (the "Named Executives"), as well as the total compensation earned by each such individual for the last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                                       ANNUAL              AWARDS-       ALL OTHER
                                                                    COMPENSATION         OPTIONS (1)   COMPENSATION
                                                              ------------------------  -------------  -------------
NAME AND PRINCIPAL POSITION                          YEAR       SALARY        BONUS          (#)            (2)
- -------------------------------------------------  ---------  -----------  -----------  -------------  -------------
Jackie R. Kimzey.................................       1994  $   191,435  $    92,736       70,000     $    15,708
  Chief Executive Officer                               1993      178,440       86,722       50,000          12,686
                                                        1992      170,100       42,525       --              12,686
David J. Vucina..................................       1994      149,511      108,675       70,000           8,290
  President                                             1993      138,276      106,520       50,000           6,143
                                                        1992      131,436       52,574       --               6,143
Bo Bernard.......................................       1994      114,708       55,545       30,000           4,847
  Executive Vice President                              1993      108,000       40,594       15,000           3,937
                                                        1992      102,372       17,150       --               3,937
Jan E. Gaulding..................................       1994       94,704       30,590       50,000           3,607
  Senior Vice President                                 1993       87,900       23,484       10,000           3,248
                                                        1992       83,712       13,818       --               3,248
Jeffery A. Owens.................................       1994       91,781       22,218       35,000           4,435
  Vice President - Engineering                          1993       86,736       10,117       10,000           4,106
                                                        1992       83,160        5,000       --               4,106

- ------------------------
(1)  Options to acquire shares of Common Stock.

(2) Amount represents premiums paid by the Company for disability insurance and compensatory split-dollar life insurance including the portion attributable to term life insurance (less than $1,000 for each Named Executive) that is taxable compensation to the Named Executive.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table summarizes options to acquire shares of Common Stock granted to the Named Executives during 1994.

                                                  INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                              ---------------------------------------------------------      VALUE AT ASSUMED
                                 NUMBER OF      % OF TOTAL                                 ANNUAL RATES OF STOCK
                                SECURITIES       OPTIONS                                    PRICE APPRECIATION
                                UNDERLYING      GRANTED TO    EXERCISE                      FOR OPTION TERM(2)
                                  OPTIONS      EMPLOYEES IN     PRICE      EXPIRATION    -------------------------
NAME                           GRANTED(#)(1)   FISCAL YEAR    ($/SHARE)       DATE            5%           10%
- ----------------------------  ---------------  ------------  -----------  -------------  ------------  -----------
Jackie R. Kimzey............        20,000            5.10%   $   11.00       2/28/1999   $   60,720   $   134,420
                                    50,000           12.66        13.50      12/06/1999      186,300       412,425
David J. Vucina.............        20,000            5.10        11.00       2/28/1999       60,720       134,420
                                    50,000           12.66        13.50      12/06/1999      186,300       412,425
Bo Bernard..................        15,000            3.80        11.00       2/28/1999       45,540       100,815
                                    15,000            3.80        13.50      12/06/1999       55,890       123,727
Jan E. Gaulding.............        15,000            3.80        11.00       2/28/1999       45,540       100,815
                                    35,000            8.86        13.50      12/06/1999      130,410       288,697
Jeffery A. Owens............        15,000            3.80        11.00       2/28/1999       45,540       100,815
                                    20,000            5.10        13.50      12/06/1999       74,520       164,970

- ------------------------
(1) All options were granted pursuant to the 1987 Incentive Stock Option Plan. The exercise price represents the fair market value of the stock on the date of grant. The options have a term of five years and vest in 20% cumulative annual increments over that period beginning with the first anniversary date of the grant.

(2) The potential realizable value portion of the table illustrates the values that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation to the Company's Common Stock over the term of the options. The prices of Common Stock at the end of the five year term of the options would be $14.04 and $17.23, respectively, assuming 5% annual appreciation and would be $17.72 and $21.75, respectively, assuming 10% annual appreciation. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall market conditions. There can be no assurances that the potential values set forth in this table reflect the actual values that may be obtained by any of the Named Executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
    FISCAL YEAR-END OPTION VALUES

    The following table summarizes options exercised during 1994 and presents the value of unexercised options held by the Named Executives at fiscal year-end:

                                                                   NUMBER OF              VALUE OF UNEXERCISED
                                                                  UNEXERCISED                 IN-THE-MONEY
                                                                    OPTIONS                     OPTIONS
                                                 VALUE       AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END (1)
                             SHARES ACQUIRED   REALIZED    --------------------------  --------------------------
NAME                         ON EXERCISE (#)      (2)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ---------------------------  ---------------  -----------  -----------  -------------  -----------  -------------
Jackie R. Kimzey...........        --             --          112,168        114,000   $   914,052   $   497,500
David J. Vucina............           100      $     800      103,732        120,500       843,635       547,813
Bo Bernard.................        --             --           57,500         45,000       524,687       193,125
Jan E. Gaulding............        10,000        120,000       48,500         59,000       416,562       164,375
Jeffery A. Owens...........        --             --           48,300         45,200       461,612       160,325

- ------------------------
(1) The last sales price of Common Stock as reported on the NASDAQ National Market System on December 30, 1994, the last trading day of 1994, was $14.50. Value is calculated on the basis of the remainder of $14.50 minus the exercise price multiplied by the number of shares of Common Stock underlying the option.

(2) Value is calculated based on the remainder of the closing market price of Common Stock on the date of the exercise minus the exercise price multiplied by the number of shares to which the exercise relates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1994, the Compensation Committee was composed of Messrs. Bruns, Cash, Jungerman and Masur. See "Meetings and Committees of the Board of Directors." No member of the Compensation Committee is an officer of the Company. Since March 1992, upon management's request, Impulse has provided consulting services in the area of personal communications technologies and services to the Company. Mr. Jungerman is the President and owns a controlling interest in Impulse. During the last fiscal year, the Company paid Impulse approximately $6,600 for these consulting services.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors has provided the following report:

GENERAL

    Executive compensation for 1994 reflected a successful year for the Company. Executive total compensation levels were above initial compensation targets which mirrored the Company's performance in 1994.

    Because of the capital intensive nature of the paging industry, the financial performance measurement generally used by the investment community is earnings before other income (expense), income taxes, depreciation and amortization ("EBITDA"). The Company's EBITDA increased 59% from 1993 to 1994 compared to an increase of 25% from 1992 to 1993. In addition, net revenue for the Company increased 63% from 1993 to 1994 compared to an increase of 15% from 1992 to 1993. These increases in the Company's financial performance are a direct result of the implementation of the Company's growth strategy as discussed below.

    In early 1993, after several months of study, the Company announced its plans to accelerate the Company's growth through a program of acquiring smaller paging businesses that serve the broader commercial paging marketplace. In 1994, the Company completed the acquisitions of four paging operations for a total purchase price of $37.5 million. These transactions increased the Company's subscriber base by 180,000 and, along with internal growth, increased the total number of paging subscribers to approximately 354,000 subscribers at the end of 1994, almost a three-fold increase over the paging subscriber base of 130,000 at the end of 1993. An EBITDA margin in 1994 of 36%, consistent with the Company's 1993 performance, indicates that management has effectively and efficiently integrated the acquired companies into the Company's new decentralized operating organization.

    By the end of 1994, in addition to the completed transactions, the Company had signed letters of intent or agreements to purchase four additional paging operations having approximately 231,200 subscribers for a total purchase price of $42.5 million. To date in 1995, the Company has signed letters of intent to purchase five additional paging operations having approximately 114,000 subscribers for a total purchase price of $26.5 million. Two of these nine transactions have been completed to date in 1995.

    As indicated in the enclosed Stock Performance Graph, the cumulative total shareholder return (assuming reinvestment of dividends) to the Company's shareholders also shows a marked improvement from 1993. The index level for the Company increased from $204.00 for 1993 to $232.00 for 1994, a 14% increase compared to index levels for the Company's industry peer group of $195.56 in 1993 and $182.92 in 1994, a 6% decrease.

EXECUTIVE COMPENSATION POLICY

    The Company's overall compensation philosophy is as follows:

    * Attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

    * Reinforce strategic performance objectives through the use of both annual and long-term incentive compensation programs.

    *  Create  a   mutuality  of   interest  between   executive  officers   and
       shareholders through compensation structures that share the rewards and risks of strategic decision making.

    * Require executives to achieve levels of ownership of stock in the Company that will align the executives' interests with those of the shareholders.

BASE COMPENSATION

    The Compensation Committee of the Board of Directors annually examines market compensation levels and trends observed in the labor market. For its purposes, the Committee has defined the labor market as the pool of executives who are currently employed in similar positions in public companies with similar sales, with special emphasis placed on salaries paid by other companies in the paging industry. Market information is used as a frame of reference for annual salary adjustments and starting salaries. Salaries may also be adjusted for increased responsibilities or improved performance.

    The Committee makes salary decisions in a structured annual review with input from the Chief Executive Officer ("CEO"). This annual review considers the decision-making responsibilities of each position and the experience, work performance and team-building skills of position incumbents. The Committee places equal weight on work performance and team-building skills. The average base salaries for the four executive officers at year-end other than the CEO (which appear in the summary compensation table) increased 7% in 1994.

ANNUAL INCENTIVE COMPENSATION

    Annual incentive levels for executive officers are determined by the Compensation Committee of the Board of Directors and range from 15% to 45% of base salaries with maximum payout at two times the stated percentage. The annual incentive level for the CEO is 30% and the average annual incentive level for the four executive officers (excluding the CEO) which appear in the summary compensation table at year end was 28% of the related base salaries. These levels are intended to contribute to management's dedication to achieve significant improvements in the Company's long-term financial performance. Management believes that over time, maximizing growth as evidenced by increased net revenues and EBITDA contributes to shareholder return through increased stock price. All executive officers have annual incentives based on these two financial measures. The equally weighted financial measures of net revenues and EBITDA are set in November of the preceding fiscal year by the Committee with input from the CEO.

    The average annual incentive earned in 1994 by the four executive officers (other than the CEO) which appear in the summary compensation table at year end was 48% of their base salaries. The increase in the incentive earned over the annual incentive level is directly related to the improvement in Company net revenues and EBITDA over the goals set by the Committee.

LONG-TERM INCENTIVE COMPENSATION

    Long-term incentives for executive officers are provided through grants of stock options under the Company's stock option plans. Stock options are intended to attract, retain and motivate executive officers by providing them with an equity participation in the Company, which further provides them with an incentive to maximize shareholder value. Stock options are granted based on competitive practice and position level, are priced at the prevailing market value and will only have value if the Company's stock price increases. The option program utilizes vesting periods of four and five years. Further, all options shall vest automatically upon a change in control of the Company.

CEO COMPENSATION

    Mr. Kimzey's base salary increased in 1994 by 7% and his annual incentive award was 48% of his base salary. The increase in the incentive earned over the annual incentive level is directly related to the improvement in Company net revenues and EBITDA over the goals set by the Committee.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

    The CEO and President of the Company have entered into Employment Agreements with the Company. These agreements specify the terms of employment, including the duties and certain restrictions and the compensation and benefits of such executives. The Employment Agreements state that if the executive's employment is terminated by the Company without cause or by the executive for good reason (as defined in the Employment Agreements) prior to a change in control of the Company, the executive shall be paid a lump sum in cash equal to his full annual base salary and his bonus paid in the prior fiscal year, as well as certain benefits. If the executive's employment is terminated by the Company without cause or by the executive for good reason after a change in control of the Company, the executive shall be paid a lump sum in cash equal to two (2) times his annual base salary and his bonus paid for the prior fiscal year, as well as certain benefits. The Company has also entered into Change In Control Agreements with the remaining three (3) named executive officers. The Change In Control Agreements provide for a payment of a lump sum in cash equal to the executive's annual base salary and bonus paid for the prior fiscal year (as well as certain benefits), payable to such executive in the event of a termination of employment without cause by the Company or by the executive for good reason (as defined in the Change In Control Agreement) after a change in control of the Company. The Employment Agreements and Change In Control Agreements also provide that an executive whose employment has terminated shall keep certain information confidential and shall not compete with the Company or its subsidiaries for one year following termination of employment.

SUMMARY

    The Committee believes the executive compensation policies and programs described in this Report serve the interests of the shareholders and the Company. Pay delivered to executives is intended to be linked to, and commensurate with, Company performance and with shareholder expectations. We will continue to monitor the effectiveness and appropriateness of each of the components to reflect changes in the business environment.

               Harvey B. Cash,                            Thomas V. Bruns, MEMBER
               CHAIRMAN OF THE                          Edward E. Jungerman, MEMBER
           COMPENSATION COMMITTEE                          Mark C. Masur, MEMBER

                          CORPORATE PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and an index of peer Companies selected by the Company for the period beginning December 30, 1989, and ending December 31, 1994. The comparison assumes $100 was invested on December 30, 1989, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The peer group index consists of: A+ Communications, Inc., Arch Communications Group, Inc., Dial Page, Inc., Metrocall, Inc., Mobile Telecommunications Technologies Corp., Page America Group, Inc., Paging Network, Inc. and U.S. Paging Corporation. For purposes of the peer group index, the returns of the component issuers were weighted according to each issuer's stock market capitalization.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PRONET INC.   PEER GROUP                  NASDAQ U.S.
12/30/89        100.00        100.00                      100.00
12/29/90         82.00         77.14                       84.92
12/31/91        128.00         89.57                      136.26
12/31/92        118.00        121.53                      158.57
12/31/93        204.00        195.56                      180.93
12/31/94        232.00        182.92                      176.91

                                     LEGEND

INDEX DESCRIPTION                                  12/30/89    12/29/90    12/31/91   12/31/92   12/31/93   12/31/94
- -------------------------------------------------  ---------  -----------  ---------  ---------  ---------  ---------
PRONET INC.......................................  $  100.00   $   82.00   $  128.00  $  118.00  $  204.00  $  232.00
PEER GROUP.......................................     100.00       77.14       89.57     121.53     195.56     182.92
NASDAQ Stock Market (U.S. Companies).............     100.00       84.92      136.26     158.57     180.93     176.91

Notes:

- --------------------------
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
C.   The index level for all series was set to 100.00 on 12/30/89.

                       PROPOSAL TO AMEND TO THE COMPANY'S
                  CERTIFICATE OF INCORPORATION TO INCREASE THE
        NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

    The Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") presently authorizes the issuance of a total of 11,000,000 shares of all stock, of which 1,000,000 shares may be Preferred Stock and 10,000,000 shares may be Common Stock. No Preferred Stock is currently issued and outstanding. It is proposed that the Certificate of Incorporation be amended to increase the total number of authorized shares of all classes to 25,000,000 shares of which 5,000,000 may be shares of Preferred Stock, and 20,000,000 may be shares of Common Stock.

    The terms of the Preferred Stock to be authorized pursuant to the proposed amendment to the Certificate of Incorporation including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by Board of Directors. The Common Stock to be authorized pursuant to the proposal amendment to the Certificate of Incorporation will not have preemptive rights.

    No specific transaction is contemplated which would result in the issuance, after amendment of the Certificate of Incorporation, of any of the additional shares of stock authorized thereby. However, the Board of Directors believes that it would be advantageous to the Company to have such additional shares available for issuance to meet possible future development and financing requirements, without the expense and delay of calling a special meeting of the stockholders to secure authorization each time a specific need arises. Among the purposes for which such additional authorized but unissued shares of stock could be used would be the acquisition of desirable properties or businesses and the raising of funds for general corporate requirements.

    If this proposal is adopted, the authorized but unissued shares of Common Stock and Preferred Stock could be issued in the discretion of the Board of Directors for any corporate purpose without further action by the stockholders.

    It is therefore proposed that the stockholders approve an amendment to the Certificate of Incorporation increasing the number of shares of all classes of stock which the Company shall have authority to issue from 11,000,000 to 25,000,000, increasing the number of authorized shares of Common Stock from 10,000,000 to 20,000,000, and increasing the number of authorized shares of Preferred Stock from 1,000,000 to 5,000,000.

    The affirmative vote of the holder  of a majority of the outstanding  shares
of   Common  Stock  is  required  for  this  amendment  to  the  Certificate  of
Incorporation.

    Unless instructed otherwise, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies in favor of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

         PROPOSAL TO ADOPT THE COMPANY'S 1995 LONG-TERM INCENTIVE PLAN AND TO RESERVE 1,000,000 SHARES OF THE COMPANY'S COMMON STOCK
                            FOR ISSUANCE THEREUNDER

    On March 30, 1995, the Board of Directors adopted the Company's 1995 Long-Term Incentive Plan (the "Incentive Plan"), subject to approval and ratification at the Annual Meeting by the holders of at least a majority of the Company's outstanding Common Stock present in person or represented by proxy at the Annual Meeting. Additionally, the Board of Directors voted to reserve 1,000,000 shares to be available for issuance under the Incentive Plan. The Company believes that the Incentive Plan will contribute to the Company's ability to attract and retain Directors, as well as valued key employees, and will strengthen such persons' incentive to achieve the objectives of the Company's shareholders.

    The following summary of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, a copy of which is attached hereto as Appendix A. What follows is a brief description of the material provisions of the Incentive Plan.

    TYPES OF AWARDS. The types of awards that may be granted under the Incentive Plan include (i) incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) stock options other than Incentive Stock Options ("Non-qualified Stock Options" and, together with Incentive Stock Options, "Stock Options"),
(iii) stock appreciation rights, and (iv) restricted stock ("Restricted Stock") (collectively, "Awards").

    ADMINISTRATION OF PLAN. The Incentive Plan will be administered by a Committee appointed by the Board of Directors (the "Committee"). The Committee will consist of two or more directors who will be eligible to receive certain Awards (other than Incentive Stock Options) under the Incentive Plan.

    Under the Incentive Plan, the Committee will have wide discretion and flexibility, thus enabling the Committee to administer the Incentive Plan in the manner that it determines, from time to time, is in the best interest of the Company. The Committee also will have authority to interpret the Incentive Plan, to determine the terms and provisions of Awards, and to make all other determinations necessary or advisable for Plan administration.

    SHARES OF COMMON STOCK SUBJECT TO THE INCENTIVE PLAN. Subject to certain exceptions set forth in the Incentive Plan, the aggregate number of shares of the Company's Common Stock that may be the subject of Awards under the Incentive Plan is 1,000,000. Awards to which such shares of Common Stock relate may be awarded (subject to previous grants of Awards and options granted to non-employee directors as described below) to any one eligible participant or allocated among the eligible participants, as determined by the Committee.

    ELIGIBILITY. Employees eligible to participate in the Incentive Plan will be designated by the Committee and will be chosen from among those employees determined to be Key Employees. "Key Employees" are those employees of the Company and its subsidiaries determined by the Committee to have a direct and significant impact on the performance of the Company. The Company's executive officers are among the employees who would be eligible to receive Awards under the Incentive Plan. In addition, the Incentive Plan provides for automatic annual grants of Non-qualified Stock Options to purchase 2,500 shares of Common Stock to each non-employee director. The exercise price of each such director option will be the fair market value per share of Common Stock on the date of grant.

    TERMS AND CONDITIONS OF STOCK OPTIONS. The purchase price of Common Stock under each Non-qualified Stock Option (other than automatic grants to the Company's non-employee directors) will be determined by the Committee; provided, however, that the exercise price for Common Stock subject to an Incentive Option will not be less than the greater of the par value or 100% of the fair market value of the Common Stock on the date of grant of such Incentive Option. The purchase price of Common Stock under a Non-qualified Stock Option (other than automatic grants to the Company's non-employee directors) will be at least equal to the par value of the Common Stock on the date of grant, but may be less than the fair market value of the Common Stock on the date of grant. The aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company) will not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time.

    Except for options granted to non-employee directors, options may be exercised as determined by the Committee, but in no event later than ten years from the date of grant in the case of Incentive Stock Options.

    Upon the exercise of a stock option, the participant must pay the purchase price in full either in cash, a cash equivalent acceptable to the Committee, or a combination of cash and its equivalent acceptable to the Committee. The purchase price may be paid, with the approval of the Committee, by assigning and delivering to the Company shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. In addition, at the request of a participant and to the extent permitted by applicable law, the Committee may approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the participant, will pay the exercise price of the stock options being exercised to the Company and the Company will promptly deliver to such firm the shares exercised.

    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right ("SAR") may be granted either in tandem with or independent of a Stock Option. An SAR is the right to receive an amount equal to the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (in the case of SARs granted independent of a Stock Option) or the exercise price of the related Stock Option (in the case of an SAR granted in tandem with a Stock Option).

    An SAR granted in tandem with a Stock Option will require the holder, upon exercise, to surrender the related Stock Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment as described above. The surrendered Stock Option will then cease to be exercisable. A tandem SAR will be exercisable or transferable only to the extent that the related Stock Option is exercisable or transferable.

    An SAR granted independent of a Stock Option will be exercisable as determined by the Committee. An independent SAR will entitle the holder, upon exercise, to receive payment as described above. The Committee may limit the amount payable upon exercise of any tandem or independent SAR. Any such limitation will be specified at the time the SAR is granted.

    Payment upon the exercise of SARs will be made, at the discretion of the Committee, in cash, in shares of Common Stock, or a combination of cash and shares of Common Stock.

    TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is the grant of shares of Common Stock or the right to purchase Common Stock at a price determined by the Committee, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Certificates evidencing Restricted Stock Awards will bear a legend making reference to the restrictions imposed. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee. During the restriction period, the holder of a restricted stock award may, in the discretion of the Committee, be given certain rights as a stockholder, including the right to vote the stock subject to the Incentive Award and/or receive dividends with respect thereto.

    ACCELERATION OF VESTING AND EXERCISABILITY. If an employee's employment relationship with the Company is terminated for any reason other than normal retirement, death or disability, then any and all Awards held by such employee that are not then exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination. The portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of the remaining term of the Incentive Award or 180 days after the date of termination. In addition, if an employee's employment relationship is terminated as a result of a normal retirement, death or disability, then any and all Awards held by such employee that are not then exercisable (or for which restrictions have not lapsed) shall become exercisable (and the restrictions thereon, if any, shall lapse) as of the date of termination. All such Awards which have become exercisable as of the date of such termination (either as a result of the acceleration of exercisability as described herein or otherwise) shall remain exercisable for the lesser of the remaining term of such Awards or 180 days after the date of termination.

    ADJUSTMENT PROVISIONS. The Incentive Plan contains provisions that automatically modify the terms of Awards or permit the Committee to modify the terms of Awards when a subdivision, consolidation or change in control of the Company occurs or when the Company undergoes certain restructurings that do not result in a change in control of the Company.

    The terms of an Incentive Award and the maximum number of shares of Common Stock authorized for issuance under the Incentive Plan will be adjusted if the Company subdivides as a whole the number of shares of Common Stock then outstanding into a greater number of shares of Common Stock (such as in a stock split) or consolidates as a whole the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock (such as in a reverse stock split). In addition, if the Common Stock is subdivided or consolidated into one or more different kinds of securities, the holders of Awards will be entitled to purchase or receive (in lieu of the shares of Common Stock originally subject to the Incentive Award) the kinds of securities into which the Common Stock is subdivided or consolidated.

    Upon a "change in control" of the Company, (1) each holder of an option will be granted corresponding stock appreciation rights, (2) all outstanding stock appreciation rights and stock options will become immediately and fully vested and exercisable in full, and (3) the restriction period on any restricted stock award will be accelerated and the restrictions will expire.

    In general under the Incentive Plan, a "change in control" of the Company occurs in any of five situations: (1) a person other than the Company, certain affiliated companies or benefit plans, or a company with the same ownership as the Company, acquires 50% or more of the voting power of the Company's outstanding voting securities; (2) a majority of the Board of Directors is not comprised of the members of the Board of Directors at the effective date of the Incentive Plan and persons whose election as directors were approved by those original directors or their approved successors; (3) a person described in clause (1) announces a tender offer for 50% or more of the Company's outstanding voting securities and the Board of Directors approves or does not oppose the tender offer; (4) the Company merges or consolidates with another corporation or partnership, or the Company's stockholders approve such a merger or consolidation, other than mergers or consolidations in which the Company's voting securities are converted into securities having the majority of voting power in the surviving company; or (5) the Company liquidates or sells all or substantially all of its assets, or the Company's stockholders approve such a liquidation or sale, except sales to corporations having substantially the same ownership as the Company.

    In addition, if a change in control occurs in connection with a merger or consolidation of the Company pursuant to which the Company is not the surviving corporation or a sale of all or substantially all of the Company's assets, then the holders of Awards will be entitled to receive (upon payment of the exercise price, if applicable) the same consideration to which they would have been entitled had they exercised their options, or had the restrictions on any restricted stock award lapsed, immediately prior to such transaction.

    If a restructure of the Company occurs that does not constitute a change in control of the Company, the Committee may (but need not) cause the Company to take any one or more of the following actions: (1) accelerate in whole or in part the time of vesting and exercisability of any outstanding options and stock appreciation rights in order to permit those options and stock appreciation rights to be exercisable before, upon or after the completion of the restructure; (2) grant each optionholder corresponding stock appreciation rights; (3) accelerate in whole or in part the expiration of some or all of the restrictions on any restricted stock award; (4) if the restructure involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the

Committee deems desirable; or (5) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, adjusted for withholding obligations.

    A restructure generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation or otherwise) in one transaction or a series of transactions.

    AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN. No Incentive Award may be granted under the Incentive Plan after the tenth anniversary of the adoption of the Incentive Plan. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Incentive Plan.

    The Board of Directors may amend or modify the Incentive Plan at any time for any purpose, to the extent permitted by law. However, the Incentive Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding to (a) increase materially the aggregate number of shares of Common Stock that may be issued under the Incentive Plan, (b) increase materially the benefits accruing to eligible individuals under the Incentive Plan or (c) modify materially the eligibility requirements for participation in the Incentive Plan; provided, however, that such amendments may be made without the consent of stockholders of the Company if changes occur in law or other legal requirements that would permit such changes.

    The Incentive Plan is intended to comply with the requirements of Section 162(m) of the Code to the extent required to cause stock options and stock appreciation rights to be classified as "performance-based compensation" under
Section 162(m)(4)(C) of the Code. However, regulations under Section 162(m) of the Code, when finalized, and interpretations of Section 162(m) and such regulations, could require certain amendments to the Incentive Plan to accomplish this classification. To the extent amendments to the Incentive Plan are required, the Board of Directors may adopt such amendments that it determines are necessary but will not solicit stockholder approval of such amendments unless stockholder approval is required under Section 162(m) of the Code or other applicable law.

    FEDERAL INCOME  TAX CONSEQUENCES.    A participant  receiving  Non-qualified
Stock Options or SARs shall not recognize taxable income at the time the Non-qualified Stock Option or SAR is granted. At the time the Non-qualified Stock Option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or fair market value of the Common Stock at the time of grant of SARs granted independent of Stock Options) and the fair market value of the Company's Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant, provided that the Company withholds taxes.

    An employee granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. The excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

    If the holding period requirement is not met, the Incentive Stock Option will be treated as one which does not meet the requirements of the Code for Incentive Stock Options and the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

    An employee receiving a Restricted Stock Award will not recognize taxable income at the time of grant. At the time the restrictions lapse, the employee will recognize ordinary taxable income equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the price, if any, paid by the employee for such Common Stock. Any dividends received by the employee before the termination of restrictions will be taxed as ordinary income. The Company will be entitled to a deduction equal to the ordinary income reported by the employee, provided the Company withholds taxes. Upon the disposition of the Common Stock, the employee will recognize taxable gain or loss equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Common Stock. The gain or loss will be taxable as a capital gain or loss, provided the employee held the Common Stock as a capital asset.

    An employee may elect to report and recognize income at the time of grant or purchase of Restricted Stock by filing an election under Section 83(b) of the Code (a "Section 83(b) election"). If the employee makes a Section 83(b) election, the Company will be entitled to a deduction equal to the ordinary income reported by the employee in the year of the election, provided the Company withholds taxes. However, dividends received before the restrictions lapse will not be deductible by the Company. Upon the disposition of the Common Stock, the employee will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the employee as a result of the Section 83(b) election and any amounts paid by the employee for the Restricted Stock.

    Special rules may apply with respect to employees subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Stock Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an employee subject to
Section 16(b) (and the concurrent deduction by the Company) on the exercise of a stock option or SAR generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the employee elects otherwise by making a Section 83(b) election.

                               NEW PLAN BENEFITS
                   ProNet Inc. 1995 Long-Term Incentive Plan

                                                                                NUMBER OF
                                                                               SECURITIES
NAME AND PRINCIPAL POSITION                                                 UNDERLYING AWARDS
- -------------------------------------------------------------------------  -------------------
Jackie R. Kimzey (1)
 Chief Executive Officer.................................................                 0
David J. Vucina (1)
 President...............................................................                 0
Bo Bernard (1)
 Executive Vice President................................................                 0
Jan E. Gaulding (1)
 Senior Vice President...................................................                 0
Jeffery A. Owens (1)
 Vice President - Engineering............................................                 0
Executive Group (6 persons) (1)..........................................                 0
Non-Executive Director...................................................             2,500
Non-Executive Officer Employee Group (1).................................                 0
Total Shares Available for Awards to All Directors, Executive Officers
 and Other Eligible Persons..............................................         1,000,000

- ------------------------
(1)  Not determinable because all awards to such persons are discretionary.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 1995. Ernst & Young LLP has been the auditor of the Company since the Company was founded in 1982. The Company anticipates that representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

    Should any stockholder desire to present a proposal at the 1996 Annual Meeting of Stockholders, the proposal must be received by the Company at its offices at 600 Data Drive, Suite 100, Plano, Texas 75075 by not later than December 22, 1995.

                                 OTHER MATTERS

    The Board of Directors of the Company does not know of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting by the Board of Directors or any stockholder, the persons named in the accompanying proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

                                            By Order of the Board of Directors

                                                      MARK A. SOLLS
                                                        SECRETARY

Dated: April 24, 1995

                                   APPENDIX A

                                  PRONET INC.

                         1995 LONG-TERM INCENTIVE PLAN

                           SCOPE AND PURPOSE OF PLAN

    ProNet Inc., a Delaware corporation (the "Corporation"), has adopted this 1995 Long-Term Incentive Plan (the "Plan") to provide for the granting of:

    (a)  Incentive  Options  (hereafter   defined)  to  certain  Key   Employees
       (hereafter defined);

    (b) Nonstatutory Options (hereafter defined) to certain Key Employees and Non-Employee Directors (hereafter defined);

    (c) Restricted Stock  Awards (hereafter defined)  to certain Key  Employees;
       and

    (d) Stock Appreciation Rights (hereafter defined) to certain Key Employees.

    The purpose of the Plan is to provide an incentive for Key Employees and directors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1. DEFINITIONS

    1.1 "Acquiring Person" means any Person other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

    1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the Voting Securities or
(b) any Person controlling, controlled by, or under common control with the Company or any Person contemplated in clause (a) of this Subsection 1.2.

    1.3 "Award" means the grant of any form of Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted individually, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

    1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

    1.5  "Board of Directors" means the board of directors of the Corporation.

    1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

    1.7  "Change in Control" means the event that is deemed to have occurred if:

        (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

        (b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

        (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

        (d) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

        (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale, or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

    1.8  "Code" means the Internal Revenue Code of 1986, as amended.

    1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer the Plan.

    1.10 "Convertible Securities" means evidences of indebtedness, shares of capital stock, or other securities that are convertible into or exchangeable for shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

    1.11  "Corporation" means ProNet Inc., a Delaware corporation.

    1.12  "Date of Grant" has the meaning given it in Subsection 5.3.

    1.13  "Disability" has the meaning given it in Subsection 10.3.

    1.14 "Disinterested Person" means a Person that meets the definition of both a "disinterested person" under Rule 16b-3(c)(2)(i) and an "outside director" under Section 162(m).

    1.15 "Effective Date" means the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

    1.16 "Eligible Individuals" means (a) Key Employees and (b) Non-Employee Directors only for purposes of Nonstatutory Options granted hereunder. Notwithstanding the foregoing provisions of this Subsection 1.16, to ensure that the requirements of the fourth sentence of Subsection 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the grant of Awards or equity securities under any plan of the Corporation or its Affiliates. Nevertheless, the Board of Directors may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards and grants of such other equity securities under any plans of the Corporation or its Affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3.

    1.17 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

    1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

    1.19  "Exercise Notice" has the meaning given it in Subsection 6.5.

    1.20  "Exercise Price" has the meaning given it in Subsection 6.4.

    1.21  "Fair Market Value" means, for a particular day:

        (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

        (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") Stock Market (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

        (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ Stock Market (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

        (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

        (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 1.21(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 9.3(d)(v), Fair Market Value shall have the meaning and shall be determined as set forth above; PROVIDED, HOWEVER, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructuring and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

    1.22 "Fair Value" means such value as is determined by a majority of the "disinterested" directors of the Corporation, as evidenced by a resolution of such disinterested directors, even if the disinterested directors of the Corporation constitute less than a quorum. If the Corporation does not have any disinterested directors, the Fair Value shall be such value as is determined by a nationally recognized investment banking firm selected by the Corporation, the expenses of which shall be borne by the Corporation.

    1.23 "Holder" means an Eligible Individual to whom an outstanding Award has been granted.

    1.24 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

    1.25  "Incentive Option"  means an incentive stock  option as defined  under
Section 422 of the Code and regulations thereunder.

    1.26 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

    1.27 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee.

    1.28 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

    1.29 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.36(b) or Subsection 1.36(c).

    1.30 "Normal Retirement" means the separation of a Holder from employment with the Corporation and its Subsidiaries with the right to receive an immediate benefit under a retirement plan approved by the Corporation.

    1.31 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

    1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

    1.33 "Plan" means the Corporation's 1995 Long-Term Incentive Plan, as it may be amended from time to time.

    1.34 "Restricted Stock" means Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

    1.35 "Restricted Stock Award" means the grant or purchase, on the terms and conditions of Section 8 or that the Committee otherwise determines, of Restricted Stock.

    1.36 "Restructuring" means the occurrence of any one or more of the following:

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
        (a) The  merger or  consolidation of  the Corporation  with any  Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

        (b) The  merger or  consolidation of  the Corporation  with any  Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

        (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

    1.37 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-29131 (April 26, 1991), or any successor rule, as it may be amended from time to time.

    1.38 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as it may be amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

    1.39 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

    1.40 "Stock" means the Corporation's authorized common stock, par value $.01 per share, or any other securities that are substituted for the Stock as provided in Section 9.

    1.41 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

    1.42 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

    1.43  "Total Shares" has the meaning given it in Subsection 9.2.

    1.44 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

SECTION 2.    SHARES OF STOCK SUBJECT TO THE PLAN

    2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Subsections 2.2 and 2.5 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be one million (1,000,000). Awards to which shares of such Stock relate may be awarded to any one Eligible Individual or allocated among the Eligible Individuals, as determined by the Committee and subject in all respects to the other terms hereof (including, without limitation, Section 5).

    2.2 LIMITATION OF SHARES. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

        (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

        (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and
    (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to the extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right; provided that, in any case, the holder of such Awards did not receive any dividends or other benefits of ownership with respect to the underlying shares being added back, other than voting rights and the accumulation (but not payment) of dividends of Stock;

        (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1, provided that the Holder of such Stock Appreciation Right did not receive any dividends or other benefits of ownership, other than voting rights and the accumulation (but not payment) of dividends, of the shares of Stock subject to the Stock Appreciation Right;

        (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and

        (e) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

    Notwithstanding the provisions of this Subsection 2.2, no Stock shall be treated as issuable under the Plan to (i) Eligible Individuals subject to
Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3 or (ii) Persons subject to Section 162(m) if otherwise prohibited from issuance under Section 162(m).

    2.3 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

    2.4 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

    2.5 REDUCTION IN OUTSTANDING SHARES OF STOCK. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; PROVIDED, HOWEVER, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued pursuant to the exercise of an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3.  ADMINISTRATION OF THE PLAN

    3.1 COMMITTEE. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16(b) of the Exchange Act or
Section 162(m), but shall not have the power to appoint members of the Committee. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee. Except for references in Subsections 3.1, 3.2, and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals who are not subject to Section 16(b) of the Exchange Act or Section 162(m). The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be a Disinterested Person and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from
Section 16(b) of the Exchange Act provided by Rule 16b-3 and the exemption from the deductibility limitation imposed by Section 162(m) provided by the performance-based compensation exception described in Section 162(m), to the extent exemptions thereunder may be available. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or
Section 162(m) shall be afforded to a Person who is not a Disinterested Person. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 or Section 162(m) is amended to require otherwise, shall be no less than two Persons. Persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Corporation or its affiliates while they are serving as members of the Committee; shall not have received Awards or such equity securities under any plan of the Corporation or its Affiliates within one year before their appointment to the Committee becomes effective; and shall not be eligible to receive Awards or such equity securities under any plan of the Corporation or its Affiliates for such period following service on the Committee as may be required by Rule 16b-3 for that person to remain a Disinterested Person, in each case except for Awards or equity securities granted as provided in paragraphs
(c)(2)(i)(A), (B), (C), or (D) of Rule 16b-3. Notwithstanding the foregoing, the Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that each member of such Compensation Committee is a Disinterested Person and satisfies the requirements of the immediately preceding sentence.

    3.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

    3.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; PROVIDED, HOWEVER, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Corporation, the by-laws of the Corporation, and Rule 16b-3 and Section 162(m) so long as applicable, as the Committee may deem advisable.

    3.4 COMMITTEE'S POWERS. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(c) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of a Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate, pursuant to Section 9, the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section
162(m); (i) subject to ratification by the Board of Directors, terminate, modify, or amend the Plan; and (j) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

    4.1 ELIGIBLE INDIVIDUALS. Subject to the limitations set forth in Section 5, Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

    4.2 GRANT OF AWARDS. Subject to the express provisions of the Plan (including, without limitation, Section 5), the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution that the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

    4.3 DATE OF GRANT. Subject to the last sentence of this Subsection 4.3 and clause (ii) of the first sentence of Subsection 10.9, the date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the

"Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

    4.4 AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

    4.5 LIMITATION FOR INCENTIVE OPTIONS. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a Person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary. Nevertheless, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

    4.6 NO RIGHT TO AWARD. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5.  AWARDS TO NON-EMPLOYEE DIRECTORS

    5.1 INELIGIBILITY FOR OTHER AWARDS. Non-employee Directors shall not be eligible to receive any Awards under the Plan other than the automatic Awards specified in this Section 5.

    5.2 AUTOMATIC GRANT OF AWARDS. Awards of Nonstatutory Options shall be made automatically to Non-employee Directors as follows: Beginning in 1995, each Non-employee Director who is a director of the Corporation as of both the day immediately preceding the annual meeting of the Corporation's stockholders and the day immediately following the annual meeting shall automatically be granted a Nonstatutory Option for the purchase of 2,500 shares of Stock effective on the date of the first meeting of the Board of Directors following the annual meeting, whether or not that director is in attendance at that meeting.

    5.3 AVAILABLE STOCK. The automatic Awards specified in Subsection 5.2 shall be made in the amounts specified in Subsection 5.2 only if the number of shares of Stock available to be issued, transferred or exercised pursuant to Awards under the Plan (as calculated in Subsection 2) is sufficient to make all automatic grants required to be made in Subsection 5.2 on the Date of Grant of those automatic Awards. If a lesser number of shares of Stock are available to be issued or transferred pursuant to Awards under the Plan on the Date of Grant of the automatic Awards described in Subsection 5.2, but their number is insufficient to permit the grant of the entire number of shares specified in the automatic Awards, then the number of available shares shall be apportioned equally among the automatic Awards made on that date, and the number of shares apportioned to each automatic Award shall be the amount of shares automatically subject to that automatic Award.

    5.4   TERMS  AND  CONDITIONS  OF AUTOMATIC  AWARD.    Award  Agreements  for
Nonstatutory Option Awards to Non-employee Directors shall be in the form attached hereto as Annex A and, except a expressly provided in those Award Agreements, the automatic Awards to Non-employee Directors shall not be subject to the provisions of Sections 9.2, 9.3 or 10. In addition, the following terms and conditions shall apply to automatic Awards pursuant to Subsection 5.2: (a) the exercise price for each share of Stock subject to the Option shall be the Fair Market Value of a share of Stock on the Date of Grant of such Option; (b) the Option shall become vested and exercisable with respect to 834 shares of Stock (or, if less, one-third of the number determined pursuant to Subsection 5.3) on each of the first two anniversaries of that Date of Grant, and with respect to 833 shares of Stock (or, if less, one-third of the number determined pursuant to Subsection 5.3) on the third anniversary of the Date of Grant, so long as the Non-employee Director remains a director of the Corporation after the Date of Grant through those dates; and (c) the Option shall terminate on the earliest of (i) 11:59 p.m., Dallas, Texas, time, on the date ten years from the Date of Grant, (ii) immediately when the Holder ceases to be a director, if the Board demands or requests the Holder's resignation from the Board, (iii) 11:59 p.m., Dallas, Texas, time, on the date 90 days after the Holder ceases to be a director for any reason other than the reasons specified in the preceding clause (ii) or the following clause (iv), or (iv) 11:59 p.m., Dallas, Texas, time, on the date one year after the Holder ceases to be a director because of death or permanent disability (as defined in Annex A attached hereto).

    5.5 TAX WITHHOLDING. The Corporation shall have the right to require a Non-employee Director to pay to the Corporation the amount necessary to satisfy the Corporation's current or future obligation to withhold federal, state or local income or other taxes that the Non-employee Director incurs by the granting, vesting or exercising of an Option. Tax withholding obligations in respect of Options to Non-employee Directors may not be satisfied by the Corporation's withholding of Stock subject to the Option or by the Non-employee Director's transfer of Stock to the Corporation.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS

    All Options granted under the Plan (other than Options granted to Non-employee Directors pursuant to Section 5) shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsections 10.8 and 10.9).

    6.1 NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which it relates.

    6.2 VESTING. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

    6.3 EXPIRATION OF OPTIONS. Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; PROVIDED THAT no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

    6.4 EXERCISE PRICE. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); PROVIDED, HOWEVER, that the exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option, and the exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the par value per share of the Stock (but may be less than the Fair Market Value of a share of the Stock on the Date of Grant).

    6.5 METHOD OF EXERCISE. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a
Disability, by the person authorized to exercise the Option pursuant to Subsection 10.3, (c) be accompanied by the Exercise Price for all shares of
Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 6.5 have been satisfied.

    6.6 INCENTIVE OPTION EXERCISES. Except as otherwise provided in Subsection 10.3, during a Holder's lifetime, only the Holder may exercise an Incentive Option.

    6.7 MEDIUM AND TIME OF PAYMENT. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or shares of Restricted Stock already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of Restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

    6.8 PAYMENT WITH SALE PROCEEDS. In addition, at the request of a Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan the Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

    6.9 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a Stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

    6.10 LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE OPTION. Except as otherwise provided in Subsection 9.3, with respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 6.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

    6.11    NO FRACTIONAL  SHARES.   The Corporation  shall not  in any  case be
required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

    6.12 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Subsection 6.12, the Committee may
(a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 6.12.

    6.13 OTHER AGREEMENT PROVISIONS. Subject in all respects to Section 5, the Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in
Section 422 of the Code.

SECTION 7.  STOCK APPRECIATION RIGHTS

    All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Sections 9 and 10; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsection 10.9).

    7.1 FORM OF RIGHT. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) independent of an Option.

    7.2 RIGHTS RELATED TO OPTIONS. A Stock Appreciation Right granted pursuant to an Option shall entitle a Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 7.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

        (a) EXERCISE AND TRANSFER. Subject to Subsection 10.10, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

        (b)  VALUE OF RIGHT.   Upon the exercise  of a Stock Appreciation  Right
    related to an Option, a Holder shall be entitled to receive payment from the Corporation of an amount determined by Multiplying:

           (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

           (ii) The number of shares as to which that Stock Appreciation Right has been exercised.

    7.3 RIGHT WITHOUT OPTION. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

        (a)   NUMBER  OF SHARES.   Each  Award Agreement  shall state  the total
    number of shares of Stock to which the Stock Appreciation Right relates.

        (b) VESTING. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

        (c)  EXPIRATION OF RIGHTS.  Each Award Agreement shall state the date at
    which  the  Stock  Appreciation  Rights  shall  expire  if  not   previously
    exercised.

        (d)   VALUE  OF RIGHT.   Each Stock  Appreciation Right  shall entitle a
    Holder, upon exercise thereof, to receive payment of an amount determined by multiplying:

           (i) The difference obtained by subtracting the Fair Market Value of a share of Stock on the Date of Grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

           (ii) The number of shares as to which the Stock Appreciation Right has been exercised.

    7.4 LIMITATIONS ON RIGHTS. Notwithstanding Subsections 7.2(b) and 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the Award Agreement evidencing the Holder's Stock Appreciation Right.

    7.5 PAYMENT OF RIGHTS. Payment of the amount determined under Subsection 7.2(b) or 7.3(d) and Subsection 7.4 may be made, in the sole discretion of the Committee, unless specifically provided otherwise in the Award Agreement, solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right, solely in cash, or in a combination of cash and whole shares of Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

    7.6 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. In connection with the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligation. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligation through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Commission.

    7.7 OTHER AGREEMENT PROVISIONS. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 8.  RESTRICTED STOCK AWARDS

    All Restricted Stock Awards granted under the Plan shall comply with and be subject to, and the related Award Agreements shall be deemed to include, the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Sections 9 and 10; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and the terms and provisions set forth in Section 10 (other than Subsections 10.8 and 10.9).

    8.1 RESTRICTIONS. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

        (a)   TRANSFERABILITY.   The shares  may not  be sold,  transferred,  or
    otherwise alienated or hypothecated until the restrictions are removed or expire.

        (b) CONDITIONS TO REMOVAL OF RESTRICTIONS. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

        (c)    LEGEND.   Each certificate  representing Restricted  Stock Awards
    granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

        (d) POSSESSION. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require a Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

        (e) OTHER CONDITIONS. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including without limitation (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

    8.2 EXPIRATION OF RESTRICTIONS. The restrictions imposed in Subsection 8.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period as determined by the Committee in its sole discretion. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.

    8.3 RIGHTS AS STOCKHOLDER. Subject to the provisions of Subsections 8.1 and 10.9, the Committee may, in its discretion, determine what rights, if any, a Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

    8.4 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. A Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of issuance or the date as of which the shares of Stock issued become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

    8.5    OTHER  AGREEMENT  PROVISIONS.    The  Award  Agreements  relating  to
Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 9.  ADJUSTMENT PROVISIONS

    9.1 ADJUSTMENT OF AWARDS AND AUTHORIZED STOCK. The terms of an Award and the number of shares of Stock authorized pursuant to Subsection 2.1 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

        (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

        (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

        (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

        (d) Adjustments under Subsections 9.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

    9.2 CHANGES IN CONTROL. Upon the occurrence of a Change in Control, (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); and (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then a Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring). Nothing in this Subsection 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control or cause the Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

    9.3 RESTRUCTURING WITHOUT CHANGE IN CONTROL. In the event a Restructuring shall occur at any time while there is any outstanding Award hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

        (a) no outstanding Option or Stock Appreciation Right shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

        (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

        (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructuring; and

        (d) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions:

           (i) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructuring;

           (ii) grant each Holder of an Option corresponding Stock Appreciation Rights;

          (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award;

          (iv) if the Restructuring is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

           (v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsections 6.9, 7.6, or 8.4, as applicable, in an amount equal to:

               (A) for Options and Stock Appreciation Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

               (B) for Stock Appreciation Rights not granted in connection with an Option, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of the number of shares of Stock on the Date of Grant; and

               (C) for Restricted Stock Awards, the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 9.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, the Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 9.3, including without limitation any redemption of an Award as of the consummation of a Restructuring. Any cash payment to be made by the Corporation pursuant to this Subsection 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; PROVIDED, HOWEVER, that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructuring that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Restructuring (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring) and such Award Agreement shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section
9. Notwithstanding the provisions of this Subsection 9.3, the Committee shall not have the power or authority to take any action pursuant to this Subsection
9.3 that causes the Plan not to be in compliance with the requirements of Rule 16b-3 and any such action purported to be taken by the Committee shall be null and void and without any force or effect.

    9.4 NOTICE OF RESTRUCTURING. The Corporation shall attempt to keep all Holders informed with respect to any Restructuring or of any potential Restructuring to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10.  ADDITIONAL PROVISIONS

    10.1 TERMINATION OF EMPLOYMENT. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than (a) Normal Retirement, (b) that Holder's death, or (c) that Holder's Disability (hereinafter defined), then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination and the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. If a Holder is an Eligible Individual because such Holder is an Employee and if that employment relationship is terminated as a result of (a) Normal Retirement, (b) that Holder's death, or (c) that Holder's Disability, then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of termination that are not yet exercisable (or for which restrictions have not lapsed) shall become exercisable (and the restrictions thereon, if any, shall lapse) as of the date of termination, and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. Any portion of any such Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) of the preceding two sentences shall be null and void upon the expiration of such period, as applicable.

    10.2 OTHER LOSS OF ELIGIBILITY. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death or Disability, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; PROVIDED, HOWEVER, that the portion, if any, of any and all Awards held by the Holder that are then exercisable as of the date of the termination shall survive the termination and shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date such capacity terminated. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated by reason of the Holder's death or Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for death or Disability shall become exercisable (and the restrictions thereon, if any, shall lapse) and all such Awards held by that Holder as of the date of termination that are exercisable (either as a result of this sentence or otherwise) shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) of the preceding two sentences shall be null and void upon the expiration of such period, as applicable.

    10.3 DEATH OR DISABILITY. Upon the death or Disability of a Holder, any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death or Disability may be exercised by, in the case of the Holder's Disability, the Holder, his guardian or his legal representative or, in the case of the Holder's death, by the Holder's legal representatives, heirs, legatees, or distributees, in each case for the periods prescribed in Subsection 10.1 or Subsection 10.2, as applicable. "Disability" shall have the meaning given it in the employment agreement of the Holder; PROVIDED, HOWEVER, that if that the Holder has no employment agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment or participation as a member of the Board of Directors.

    10.4 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned, vested, or exercisable when the leave of absence began.

    10.5 TRANSFERABILITY OF AWARDS. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that the Holder or by that the Holder's guardian or legal representative. An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution.

    10.6 FORFEITURE AND RESTRICTIONS ON TRANSFER. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

    10.7 DELIVERY OF CERTIFICATES OF STOCK. Subject to Subsection 10.8, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested, (b) a Stock Appreciation Right has been exercised (to the extent the Committee determines to pay such Stock Appreciation Right in shares of Stock pursuant to Subsection 7.5) and upon receipt by the Corporation of any tax withholding as may be requested, and (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

    10.8 CONDITIONS TO DELIVERY OF STOCK. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

    10.9 CERTAIN DIRECTORS AND OFFICERS. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, (i) Awards and all rights under the Plan shall be exercisable during a Holder's lifetime only by the Holder or the Holder's guardian or legal representative, but not for at least six months after the date of grant, as determined in accordance with Rule 16b-3, and (ii) all Awards granted prior to the date the stockholders of the Corporation shall have approved the Plan shall be subject to such stockholder approval, may not be transferred or exercised, as applicable, until such stockholder approval is obtained, and shall become null and void on the first anniversary of the Effective Date if such stockholder approval is not obtained on or before the Effective Date. In addition, no such officer or director shall have shares of Stock withheld to pay tax withholding obligations within the first six months after the date of grant of an Award, as determined in accordance with Rule 16b-3, unless permitted under Rule 16b-3 and agreed to by the Committee. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable and shall be communicated to the Committee during the period beginning on the third day following the date of release of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (the "Window Period"), by an irrevocable election communicated to the Committee at least six months before the date of exercise of the Award for which such withholding is desired, or as otherwise permitted under Rule 16b-3. Any election by such an officer or director to receive cash in full or partial settlement of a Stock Appreciation Right, as well as any exercise by such individual of a Stock Appreciation Right for such cash, in either case to the extent permitted under the applicable Award Agreement or otherwise permitted by the Committee, shall be made during the Window Period or within any other periods that the Committee shall specify from time to time.

    10.10    SECURITIES ACT  LEGEND.   Certificates  for  shares of  Stock, when
issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon and may not be immediately transferable:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

    10.11 LEGEND FOR RESTRICTIONS ON TRANSFER. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Subsection 10.11, such as:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "PRONET INC. 1995 LONG-TERM INCENTIVE PLAN" AS ADOPTED BY PRONET INC. (THE "CORPORATION"), ON APRIL 4, 1995, AND AN AGREEMENT THEREUNDER BETWEEN THE
    CORPORATION  AND THE INITIAL HOLDER THEREOF DATED                , 199 , AND
    MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

    10.12 RIGHTS AS A STOCKHOLDER. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award (other than Options or Stock Appreciation Rights) denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

    10.13 FURNISH INFORMATION. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

    10.14  OBLIGATION  TO EXERCISE.   The granting of  an Award hereunder  shall
impose no obligation upon a Holder to exercise the same or any part thereof.

    10.15 ADJUSTMENTS TO AWARDS. Subject to the general limitations set forth in Sections 5, 6, 7, and 9, the Committee may make any adjustment in the exercise price of, the number of shares subject to, or the terms of a Nonstatutory Option or Stock Appreciation Right by cancelling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

    10.16 REMEDIES. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

    10.17 INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Award hereunder, a Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; PROVIDED, HOWEVER, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

    10.18 CONSIDERATION. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder thereof shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11.  EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

    11.1 EFFECTIVENESS; DURATION. Notwithstanding the provisions of the Plan, Awards granted prior to the date the stockholders of the Corporation approve the Plan shall be subject to such stockholder approval and may not be transferred or exercised, as applicable, until such stockholder approval is obtained. All such Awards shall become null and void, and the Plan shall terminate, on the first anniversary date of the Effective Date if such stockholder approval is not obtained on or before such date. No Awards may be granted hereunder after the date that is ten years from the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

    11.2 AMENDMENT. The Committee may, insofar as permitted by law and subject to ratification of the Board of Directors, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from those sections in the regulations thereunder. The Committee may also, subject to ratification of the Board of Directors, amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 hereof), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; PROVIDED, HOWEVER, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including Rule 16b-3 or
Section 162(m)) that would permit such changes. Notwithstanding the provisions of this Subsection 11.2, the Committee specifically shall have the authority, subject to ratification by the Board of Directors, to amend the Plan (without approval of the holders of the shares of Stock then outstanding) to the extent required to cause the Plan, as it relates to Options and Stock Appreciation Rights granted to Eligible Individuals subject to Section 162(m), to comply with the requirements for classification of Awards as "performance-based compensation" under Section 162(m)(4)(C), except for such amendments that require such stockholder approval under Section 162(m).

SECTION 12.  GENERAL

    12.1  APPLICATION OF FUNDS.   The proceeds received by the Corporation  from
the sale of shares pursuant to Awards may be used for any general corporate purpose.

    12.2 RIGHT OF THE CORPORATION AND SUBSIDIARIES TO TERMINATE EMPLOYMENT. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

    12.3 NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

    12.4 OTHER BENEFITS. Participation in the Plan shall not preclude a Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

    12.5 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPENSATION. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary unless any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary expressly provides that such Award shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of a Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

    12.6 EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock to a Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

    12.7 UNFUNDED PLAN. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

    12.8 NO GUARANTEE OF INTERESTS. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

    12.9  PAYMENT  OF EXPENSES.   All expenses incident  to the  administration,
termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries.

    12.10 CORPORATION RECORDS. Records of the Corporation or its Subsidiaries regarding a Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

    12.11 INFORMATION. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

    12.12   NO LIABILITY OF CORPORATION.   The Corporation assumes no obligation
or responsibility to a Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

    12.13 CORPORATION ACTION. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

    12.14 SEVERABILITY. In the event that any provision of the Plan, or the application hereof to any Person or circumstance, is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect under present or future laws effective during the effective term of any such provision, such invalid, illegal, or unenforceable provision shall be fully severable; and the Plan shall then be construed and enforced as if such invalid, illegal, or unenforceable provision had not been contained in the Plan; and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from the Plan. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of the Plan a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and, in lieu of such conflicting provision, there shall be added automatically as part of the Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Rule 16b-3. If any of the terms or provisions of the Plan conflict with the requirements for classification of Awards as "performance-based compensation" under Section 162(m)(4)(C) of the Code (as those terms or provisions are applied to Options or Stock Appreciation Rights granted to Eligible Individuals who are subject to Section 162(m) of the
Code), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements of Section 162(m)(4)(C) of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of the Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with such requirements of Section 162(m)(4)(C) of the Code. If any of the terms or provisions of the Plan conflict with the requirements of Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 422 of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of the Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Section 422 of the Code. With respect to Incentive Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; PROVIDED, HOWEVER, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

    12.15 NOTICES. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received, addressed to the applicable party as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

    12.16   SUCCESSORS.   The Plan shall  be binding upon  the Holder, his legal
representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

    12.17 HEADINGS. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

    12.18 GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law, without giving effect to any conflict of law provisions thereof, shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

    12.19 AVAILABILITY OF EXEMPT TRANSACTIONS. Notwithstanding the provisions of the Plan, nothing contained in the Plan shall prohibit any transactions permitted by Rule 16a-2(d) promulgated under the Exchange Act to the extent such transactions are approved by the Committee and are not in violation of, and do not otherwise cause the Plan not to be in compliance with, Rule 16b-3.

    12.20 WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

    IN  WITNESS WHEREOF, ProNet Inc., acting by and through its officer hereunto
duly authorized, has executed this instrument this       day of          , 1995.

                                          PRONET INC.

                                          By:        /s/  JACKIE R. KIMZEY

                                             -----------------------------------
                                                      Jackie R. Kimzey
                                                    CHAIRMAN OF THE BOARD

                                    ANNEX A

                                  PRONET INC.
                                 INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT
                        AWARD FOR NON-EMPLOYEE DIRECTORS

To: ---------------------------------------   Date of Grant: ----------------------------

Number of Shares: ------------------------    Exercise Price Per Share: ------------------

PRONET INC., a Delaware corporation (the "Corporation"), is pleased to grant you a Nonstatutory Option (the "Option") to purchase shares of the Corporation's common stock, par value $.01 per share. The number of shares subject to this Option and the exercise price per share are stated above. This Option is granted under Subsection 5.2 of the ProNet Inc. 1995 Long-Term Incentive Plan dated
            , 1995 (the "Plan") and is governed by the terms of the Plan. All terms having their initial letters capitalized have the meanings given them in the Plan unless otherwise defined in this Agreement or unless the context requires otherwise.

THIS  OPTION IS NOT BINDING  ON THE CORPORATION UNTIL  YOU COMPLETE YOUR ADDRESS
FOR  NOTICE  IN  PARAGRAPH  7,  SIGN  THIS  DOCUMENT,  AND  RETURN  IT  TO   THE
CORPORATION'S HUMAN RESOURCES DEPARTMENT.

    1.    VESTING  AND  EXERCISABILITY.   This  Option  will  vest  and  will be
exercisable at the times and with respect to the number of shares of Stock indicated as follows:

  OPTION EXERCISABLE ON AND          NUMBER OF SHARES OF STOCK AS TO
            AFTER:                  WHICH THE OPTION MAY BE EXERCISED
- ------------------------------  ------------------------------------------

       ------------ ,------
                                ------- shares of Stock

       ------------ ,------
                                ------- additional shares of Stock

       ------------ ,------
                                ------- additional shares of Stock

In accordance with the preceding schedule, the Option may be exercised, from time to time, in whole or in part.

    2. METHOD OF EXERCISE. The Option shall be exercisable only by written or recorded electronic notice of exercise delivered to the Corporation's Human Resources Department or designee, in accordance with instructions generally applicable to all optionholders, during the term of the Option. The notice must
(a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by you (or by your legal representative, legatee, or distributee in the case of your death or by your guardian or legal representative in case of your disability), (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised (unless you have provided for the payment of such Exercise Price pursuant to Subsection 6.7 of the Plan (regarding cashless exercises)), and (d) be accompanied by the amount that the Corporation is required to withhold for federal income or other tax purposes. The Option shall not be deemed to have been exercised unless all of these requirements are satisfied.

    3. DURATION. The Option will terminate on the earliest of (a) 11.59 p.m., Dallas, Texas, time, on the date ten years from the Date of Grant; (b) immediately when you cease to be a director of the Corporation, if the Board of Directors of the Corporation demands or requests your resignation from the Board of Directors; (c) 11:59 p.m. Dallas, Texas, time, on the date 90 days after you cease to be a director of the Corporation for any reason other than the reasons specified in the preceding clause (b) or the following clause (d); or (d) 11:59 p.m., Dallas, Texas, time, on the date one year after you cease to be a director because of your death or Disability. In this Option, "Disability" means a physical or mental impairment of sufficient severity such that, in the opinion of a physician selected by the Corporation (which may be your physician or any other physician), you are unable to continue to serve as a director of the Corporation and that in fact results in the cessation of your service.

    4. TRANSFERABILITY. This Option is not transferable other than by will or the laws of descent and distribution.

    5. RIGHTS AS A STOCKHOLDER. You will have no right as a stockholder with respect to any shares subject to this Option until a certificate representing those shares is issued in your name. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by the Plan.

    6. INCORPORATION OF PLAN. The terms and provisions of the Plan are hereby expressly incorporated herein and made a part of this Agreement and shall be applicable for all purposes under this Agreement with any necessary changes in points of detail.

    7. NOTICE. For purposes of notice hereunder, which shall be given in accordance with Subsection 2.15 of the Plan, the Corporation, the Committee, and you agree that any notices shall be given to the Corporation or you at the following addresses:

Corporation or  ProNet Inc.
Committee:      600 Data Drive, Suite 100
                Plano, Texas 75075

                Attn: Human Resources Department
                     Option Notice

You:

The Corporation or you may change the address previously specified for receiving notices at any time and from time to time by written notice to the other in accordance with Subsection 12.15 of the Plan.

PRONET INC.                                   DIRECTOR

By: ---------------------------------------   -------------------------------------------

Name: